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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549

                                     FORM 8-K


                                  CURRENT REPORT

                             Date of Report:  May 12th 1997

                              Commission File No. 0-15543

                            METAL RECOVERY TECHNOLOGIES, INC.
                 (Exact name of Registrant as specified in its charter)


        Delaware                                   71-0628061
  (State of Incorporation)             (I.R.S. Employee Identification No.)


    415 East 151st Street
   East Chicago, Indiana                         46312
(Address of principle executive office)         (Zip Code)

      Registrant's telephone number, including area code:  (219) 397-6261


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ITEM 9.    SALE OF EQUITY SECURITIES PURSUANT TO REGULATION S

Under a subscription agreement dated January 1997 the Corporation issued 751,879 of its common shares under Regulation S to an offshore investing entity in consideration of $200,000.




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                               SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          METAL RECOVERY TECHNOLOGIES, INC.

Dated: May 12, 1997                    By:  /s/ Roy Pearce
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                                            Roy Pearce
                                            Secretary

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